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                                                                     EXHIBIT 2.4

                    ARTICLES OF AMENDMENT TO THE ARTICLES OF
                 INCORPORATION OF DYNASTY TMT CORP. DATED 1/2/97



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[SEAL]

                               ARTICLES OF AMENDMENT
                                       TO THE
                             ARTICLES OF INCORPORATION
                                         OF
                                  DYNASTY TMT CORP.

         The undersigned, being the duly constituted officer of Dynasty TMT Corp. acting pursuant to applicable provisions of the Utah Revised Business Corporation Act, do hereby adopt the following Articles of Amendment to the Articles of Incorporation of Dynasty TMT Corp.

         1. Article I of the original Articles of Incorporation is hereby repealed in its entirety, and the following Article I is hereby substituted therefor as if it had been set forth in the original Articles of Incorporation.

                                     ARTICLE I.

                                        NAME

         The name of the corporation is DYNASTY TMT CORP.

         2. The following Article IV-A shall be added to the Articles of Incorporation as they are now constituted.



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         IN WITNESS WHEREOF, we, Morgan Buckley and Al Russell, have executed these Amended Articles of Incorporation in duplicate this 26th day of June, 1996, and say:

         That we are, respectively, the President and Secretary of the corporation; that we have read the above and foregoing Amendment to the Articles of Incorporation thereof; know the contents thereof and that the same are true and correct of our personal knowledge excepting as to matters herein alleged on information and belief, and as to those matters, we believe them to be true.

[SEAL]

                                   /s/ MORGAN BUCKELY
                                   -------------------------------------------
                                      MORGAN BUCKELY



                                   /s/ AL RUSSELL
                                   -------------------------------------------
                                      AL RUSSEL


                                      3
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[SEAL]

                               ARTICLES OF AMENDMENT
                                      TO THE
                             ARTICLES OF INCORPORATION
                                         OF
                           DYNASTY OIL AND MINERALS CORP.

         The undersigned, being the duly constituted officer of Dynasty Oil and Minerals Corp. acting pursuant to applicable provisions of the Utah Revised Business Corporation Act, do hereby adopt the following Articles of Amendment to the Articles of Incorporation of Dynasty Oil and Minerals Corp.

         1. Article I of the original Articles of Incorporation is hereby repealed in its entirety, and the following Article I is hereby substituted therefore as if it had been set forth in the original Articles of Incorporation.

                                     ARTICLE I.

                                        NAME

         The name of the corporation is DYNASTY TMT CORP.

         2. The foregoing amendment was duly adopted on June 26, 1996 by the a vote of the majority of the outstanding shares of the corporation.

         3. On the date the amendment was adopted, there were (21,045,500) common shares of the corporation outstanding each of which was entitled to one vote on the amendment. Of these, 18,579,250 voted in favor of the Amendment. No shares were voted against.

         4. The foregoing vote was sufficient under the Charter and Bylaws of the Corporation to adopt the aforesaid



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Amendment to the Articles of Incorporation of the corporation.

                                      /s/ MORGAN BUCKLEY
                                      ----------------------------------------
                                         MORGAN BUCKELY



                                      /s/ AL RUSSELL
                                      ----------------------------------------
                                         AL RUSSEL

         IN WITNESS WHEREOF, we, Morgan Buckley and Al Russell, have executed these Amended Articles of Incorporation in duplicate this 26th day of June, 1996, and say:

         That we are, respectively, the President and Secretary of the corporation; that we have read the above and foregoing Amendment to the Articles of Incorporation thereof; know the contents thereof and that the same are true and correct of our personal knowledge excepting as to matters herein alleged on information and belief, and as to those matters, we believe them to be true.

                                      /s/ MORGAN BUCKLEY
                                      ----------------------------------------
                                         MORGAN BUCKELY

[SEAL]

                                      /s/ AL RUSSELL
                                      ----------------------------------------
                                         AL RUSSEL